UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 30, 2026
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Teladoc Health, Inc.
(Exact name of registrant as specified in its charter)
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Delaware (State or other jurisdiction of incorporation)	001-37477 (Commission File Number)	04-3705970 (I.R.S. Employer Identification No.)
155 E 44th Street Suite 1700 New York, NY 10017
(Address of principal executive offices and zip code)
(203) 635-2002
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $0.001 per share	TDOC	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective March 30, 2026, the Board of Directors (the “Board”) of Teladoc Health, Inc. (the “Company”) increased the number of directors on the Board to nine and appointed Susan R. Salka as a director of the Company. Ms. Salka was additionally appointed to each of the audit committee and the compensation committee of the Board. The Board has determined that Ms. Salka is an independent director within the meaning of the New York Stock Exchange listing standards and is an “audit committee financial expert” under Securities and Exchange Commission (the “SEC”) and New York Stock Exchange rules.

There are no arrangements or understandings between Ms. Salka and any other person pursuant to which she was selected as a director. There are no transactions involving the Company and Ms. Salka that the Company would be required to report pursuant to Item 404(a) of Regulation S-K.

Ms. Salka will have the same director indemnification arrangement as do the Company’s other directors appointed since October 2020, the form of agreement for which was filed with the SEC on March 1, 2021 as Exhibit 10.2 to the Company’s Annual Report on Form 10-K. Ms. Salka will be eligible to participate in the compensation arrangements and programs that are established for the Company’s non-employee directors, as in effect from time to time, which are described in the Company’s Proxy Statement on Schedule 14A filed with the SEC on April 8, 2025.

Item 7.01    Regulation FD.

On March 30, 2026, the Company issued a press release regarding the matter discussed in Item 5.02 of this Current Report. A copy of the press release is furnished herewith as Exhibit 99.1.

The information furnished under this Item 7.01 of this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Teladoc Health, Inc. press release, dated March 30, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 30, 2026

Teladoc Health, Inc.

By:	/s/ Adam C. Vandervoort
Name:	Adam C. Vandervoort
Title:	Chief Legal Officer and Secretary